UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2008

SureWest Communications

(Exact Name of Registrant as Specified in its Charter)

California	0-556	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California		95678
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics.

The SureWest Communications Code of Ethics was revised and restated on July 30, 2008 to incorporate provisions deemed to be best corporate practices. New provisions relate to safety in the workplace, maintenance of corporate records, relations and transactions with governmental agents, antitrust obligations, insider trading, customer privacy, employee privacy, and safeguarding company property.  The Code of Ethics applies to all employees and directors, including the Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is available at the Company’s corporate governance website located at www.surw.com/ir.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
14.1	SureWest Communications Code of Ethics dated July 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Dan T. Bessey
Dan T. Bessey
Vice President and Chief Financial Officer

Date:  August 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
14.1	SureWest Communications Code of Ethics dated July 30, 2008